Supplement to the
Fidelity Total Bond ETF
September 25, 2014
Prospectus

Pramod Atluri no longer serves as a co-manager of the fund.

Effective April 1, 2015, following an internal corporate reorganization, Fidelity Management & Research (U.K.) Limited is carrying on the business of Fidelity Management & Research (U.K.) Inc. The following information replaces similar information found in the "Fund Summary" section under the heading "Investment Adviser" on page 5.

Fidelity Investments Money Management, Inc. (FIMM) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC), Fidelity Management & Research (U.K.) Limited (FMR U.K., formerly Fidelity Management & Research (U.K.) Inc.), and other investment advisers serve as sub-advisers for the fund.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 5.

Ford O'Neil (lead portfolio manager) has managed the fund since October 2014.

Michael Foggin (co-manager) has managed the fund since October 2014.

Michael Plage (co-manager) has managed the fund since July 2015.

The following information replaces the biographical information for Pramod Atluri found in the "Fund Management" section on page 19.

Michael Plage is co-manager of the fund, which he has managed since July 2015. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.

T14-15-02  August 14, 2015
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